Exhibit 99.1
For Immediate Release

SYMBOL TECHNOLOGIES REPORTS SECOND-QUARTER 2006
FINANCIAL RESULTS
•	Revenue of $453 Million, Up Six Percent from Second-Quarter 2005

•	As Reported Earnings Per Share of $0.11

•	Normalized Earnings Per Share of $0.12 Versus Normalized Earnings Per Share of $0.02 in Second-Quarter 2005

•	Normalized Operating Expenses of $156 Million and Operating Margins of 10.7 Percent

•	Unrestricted Cash Balance at $257 Million, Up Approximately $100 Million from First-Quarter 2006

•	Company Announces $200 Million Stock Buyback Program
Teleconference 5:30 p.m. (ET) Today to Discuss Results, Dial 800-946-0783
     HOLTSVILLE, N.Y. – August 1, 2006 — Symbol Technologies, Inc. (NYSE:SBL), The Enterprise Mobility Company™, today announced financial results for the second-quarter, which ended June 30, 2006. The Company also announced that its Board of Directors has authorized a $200 million share repurchase program.
Second-Quarter 2006 Results
     Revenue for the second-quarter 2006 was $453.1 million. This compares with second-quarter 2005 revenue of $427.8 million and first-quarter 2006 revenue of $444.9 million, which included a $9.9 million payment of past due royalties.

     Second-quarter as reported net income was $27.2 million or $0.11 per share, including a net charge of $2.7 million resulting from restructuring and asset impairment charges, stock option expenses and a legal judgment, partially offset by the release of a legal contingency. This compares with a second-quarter 2005 as reported net loss of $30.5 million or $0.12 per share, which included a $35.1 million net charge resulting from restructuring and asset impairment charges, partially offset by a benefit related to a class action lawsuit. First-quarter 2006 as reported net income was $29.5 million or $0.12 per share, including a $5.2 million net benefit resulting from the past due royalty payment plus interest, along with a favorable legal settlement, partially offset by restructuring and asset impairment charges and stock option expenses.
     On a normalized basis, second-quarter 2006 net income was $29.9 million or $0.12 per share. This compares with second-quarter 2005 normalized net income of $4.6 million or $0.02 per share. First-quarter 2006 normalized net income was $24.3 million or $0.10 per share.
     “I’m pleased with our second-quarter results and achievement of our key financial goals. We plan to stay sharply focused on creating innovative next-generation products and business solutions for our customers, enhancing our sales efforts in targeted areas and increasing shareholder value,” said Sal Iannuzzi, Symbol president and chief executive officer. “Also, our strong financial foundation affords us the flexibility and resources to repurchase our shares without limiting our ability to pursue other opportunities. We have great confidence in Symbol’s growth potential for the second half of the year and over the long term.”
Second-Quarter 2006 Financial Highlights
     —Second-quarter 2006 product revenue was $380.5 million versus second-quarter 2005 product revenue of $355.7 million and first-quarter 2006 product revenue of $373 million, which included a $9.9 million payment of past due royalties. Services revenue was $72.6 million versus $72.1 million in second-quarter 2005 and $71.9 million in first-quarter 2006.
     — Second-quarter 2006 normalized gross profit margins were 45.2 percent, compared with 42.7 percent normalized in second-quarter 2005 and 46.2 percent normalized in first-quarter of 2006. For the remainder of the year, the Company expects gross margins to be in the 45 to 46 percent range.
     — Normalized operating margins were 10.7 percent compared with 1.8 percent normalized in second-quarter 2005 and 8.9 percent normalized in first-quarter 2006.
     —The ending cash balance as of June 30, 2006, was $257.2 million, compared with $156.6 million as of March 31, 2006. In May 2006, the Summit County Court in Ohio released approximately $52.6 million held in escrow related to the Smart Media case. Excluding the release of the restricted cash, the increase is primarily attributable to $66.8 million in cash generated from operations, partially offset by $11.1 million in debt repayment and $8.2 million in net capital investment.
Third-Quarter 2006 Outlook
     The Company currently expects third-quarter 2006 revenue to be up approximately five percent from third-quarter 2005 normalized revenue of $432 million or approximately flat compared with second-quarter 2006 revenue of $453 million. Earnings per share in the third quarter of 2006 are currently expected to be approximately $0.12 per share, excluding $0.01 per share from the expensing of stock options.
Stock Repurchase Program
     Symbol’s Board of Directors has authorized the Company to repurchase up to $200 million of its outstanding shares. Under the repurchase program, Symbol will repurchase shares from time to time, when market and business conditions are deemed favorable, for cash in open market transactions or in privately negotiated transactions in accordance with applicable federal securities laws. The share repurchase program may be suspended or discontinued at any time, at the Company’s discretion.
     Symbol’s Board of Directors has also authorized the Company’s management to prepay the current outstanding principal balance of $67 million on Symbol’s current term facility at its discretion. Additionally, Symbol is in advanced conversations with its banking group to enter into a new credit facility that is expected to provide more favorable terms and greater financial flexibility for the Company, including the ability to fully implement the stock repurchase program.
Teleconference Information:
Investors are invited to listen to Symbol’s conference call discussing the Company’s financial results for the second quarter of 2006. The conference call will be held at 5:30 p.m. ET today. To listen to the call, visit the Company’s Web site at www.symbol.com/investor or dial 800-946-0783 (domestic) and 719-457-2658 (international) at least 10 minutes prior to commencement of the call.
Web cast Information:
To listen to a live audio cast (listen only), access http://www.symbol.com/investor and click on the link next to the microphone icon.
Replay Information: An audio replay will be available on the Company’s Web site on a 24-hour non-stop basis starting at 8:30 p.m. ET, August 1, 2006, through midnight CT, September 1, 2006, by calling 888-203-1112 (domestic) and 719-457-0820 (international), and entering access code 4013902.
Non-GAAP Financial Measures

     In addition to including results of operations data under accounting principles generally accepted in the United States of America (U.S. GAAP), Symbol Technologies disclosed normalized results of operations data for the second quarter of 2006, first quarter of 2006, and the second quarter of 2005, including the effects of the restructuring, stock option expenses and certain other items, which the Securities and Exchange Commission defines as “non-GAAP financial measures.” These non-GAAP financial measures should not be considered in isolation or as an alternative to results of operations data or any other measure of performance derived in accordance to U.S. GAAP. However, these non-GAAP financial measures are presented because Symbol believes they provide useful supplemental information for management and investors and allow them to perform meaningful comparisons for the Company’s past and present results. For a reconciliation of these non-GAAP measures, see the tables below with the heading “Non-GAAP Financial Measures.”
About Symbol Technologies
Symbol Technologies, Inc., The Enterprise Mobility Company™, is a recognized worldwide leader in enterprise mobility, delivering products and solutions that capture, move and manage information in real time to and from the point of business activity. Symbol enterprise mobility solutions integrate advanced data capture products, radio frequency identification technology, mobile computing platforms, wireless infrastructure, mobility software and world-class services programs. Symbol enterprise mobility products and solutions are proven to increase workforce productivity, reduce operating costs, drive operational efficiencies and realize competitive advantages for the world’s leading companies. More information is available at www.symbol.com.
This news release contains forward-looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include price and product competition, dependence on new product development, reliance on major customers, customer demand for our products and services, control of costs and expenses, international growth, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see the reports filed by Symbol with the Securities and Exchange Commission. Symbol disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
# # #
For Symbol Technologies:
For media information:
Patricia Hall
Symbol Technologies, Inc.
631.738.5636
patricia.hall@symbol.com
For financial information:
Lori Chaitman
Symbol Technologies, Inc.
631.738.5050
lori.chaitman@symbol.com

Symbol Technologies, Inc. & Subsidiaries
Condensed Consolidated Income Statements (unaudited)
As Reported

	Three Months Ended *
($ Millions, except per share data)	June 30, 2006	March 31, 2006	June 30, 2005
Product Revenue	$380.5	$373.0	$355.7
Services Revenue	72.6	71.9	72.1

Net Revenue	453.1	444.9	427.8

Cost of Revenue	250.5	234.2	245.0
Restructuring & Asset Impairments	0.1	0.8	15.1

Total Cost of Revenue	250.6	235.1	260.1

Gross Profit	202.5	209.8	167.6
Operating Expenses:
Engineering	37.6	36.7	39.6
S,G&A	121.9	128.5	135.5
Restructuring & Asset Impairments	0.5	2.0	27.7
Adjustments Related to Legal Settlements	(1.8)	(1.0)	(7.1)

Total Operating Expenses	158.2	166.2	195.7

Income/(Loss) From Operations	44.3	43.6	(28.0)
Other (Expense)/Income, Net	(1.3)	3.5	(1.0)

Income/(Loss) Before Income Taxes	43.0	47.1	(29.0)
Provision For Income Taxes	15.9	17.6	1.5

Net Income/(Loss)	$27.2	$29.5	$(30.5)

Earnings/(Loss) Per Share	$0.11	$0.12	$(0.12)
Average Diluted Shares Outstanding (in millions)	253.0	252.7	249.6

PERCENTAGE OF REVENUE
Net Revenue	100.0%	100.0%	100.0%
Cost of Revenue	55.3%	52.7%	57.3%
Restructuring & Asset Impairments	0.0%	0.2%	3.5%

Total Cost of Revenue	55.3%	52.8%	60.8%

Gross Profit	44.7%	47.2%	39.2%
Operating Expenses:
Engineering	8.3%	8.3%	9.3%
S,G&A	26.9%	28.9%	31.7%
Restructuring & Asset Impairments	0.1%	0.4%	6.5%
Adjustments Related to Legal Settlements	(0.4)%	(0.2)%	(1.7)%

Total Operating Expenses	34.9%	37.4%	45.7%

Income/(Loss) From Operations	9.8%	9.8%	(6.6)%
Other (Expense)/Income, Net	(0.3)%	0.8%	(0.2)%

Income/(Loss) Before Income Taxes	9.5%	10.6%	(6.8)%
Provision For Income Taxes	3.5%	4.0%	0.3%

Net Income/(Loss)	6.0%	6.6%	(7.1)%

*	Certain numbers may differ slightly due to rounding.

Symbol Technologies, Inc. & Subsidiaries
Condensed Consolidated Income Statements (unaudited)
Non-GAAP Financial Measures

	Three Months Ended *
	June 30, 2006				March 31, 2006
		Restructuring &				Restructuring &
($ Millions, except per share data)	As Reported	Other Items		Normalized	As Reported	Other Items		Normalized
Product Revenue	$380.5	$—		$380.5	$373.0	$(9.9)	d	$363.1
Services Revenue	72.6	—		72.6	71.9	—		71.9

Net Revenue	453.1	—		453.1	444.9	(9.9)		435.0

Cost of Revenue	250.5	(2.1)	a,b	248.4	234.2	(0.4)	b	233.8
Restructuring & Asset Impairments	0.1	(0.1)		—	0.8	(0.8)		—

Total Cost of Revenue	250.6	(2.2)		248.4	235.1	(1.3)		233.8

Gross Profit	202.5	2.2		204.7	209.8	(8.7)		201.1
Operating Expenses:
Engineering	37.6	(1.0)	b	36.7	36.7	(0.8)	b	36.0
S,G&A	121.9	(2.3)	b	119.6	128.5	(2.0)	b	126.4
Restructuring & Asset Impairments	0.5	(0.5)		—	2.0	(2.0)		—
Adjustments Related to Legal Settlements	(1.8)	1.8	c	—	(1.0)	1.0	e	—

Total Operating Expenses	158.2	(2.0)		156.3	166.2	(3.8)		162.4

Income From Operations	44.3	4.2		48.5	43.6	(4.9)		38.7
Other (Expense)/Income, Net	(1.3)	0.2	a	(1.0)	3.5	(3.4)	d	0.1

Income Before Income Taxes	43.0	4.4		47.4	47.1	(8.3)		38.8
Provision For Income Taxes	15.9	1.7		17.6	17.6	(3.1)		14.5

Net Income	$27.2	$2.7		$29.9	$29.5	$(5.2)		$24.3

Earnings Per Share	$0.11	$0.01		$0.12	$0.12	$(0.02)		$0.10
Average Diluted Shares Outstanding (in millions)	253.0	253.0		253.0	252.7	252.7		252.7

PERCENTAGE OF REVENUE
Net Revenue	100.0%			100.0%	100.0%			100.0%
Cost of Revenue	55.3%			54.8%	52.7%			53.8%
Restructuring & Asset Impairments	0.0%			0.0%	0.2%			0.0%

Total Cost of Revenue	55.3%			54.8%	52.8%			53.8%

Gross Profit	44.7%			45.2%	47.2%			46.2%
Operating Expenses:
Engineering	8.3%			8.1%	8.3%			8.3%
S,G&A	26.9%			26.4%	28.9%			29.1%
Restructuring & Asset Impairments	0.1%			0.0%	0.4%			0.0%
Adjustments Related to Legal Settlements	(0.4)%			0.0%	(0.2)%			0.0%

Total Operating Expenses	34.9%			34.5%	37.4%			37.3%

Income From Operations	9.8%			10.7%	9.8%			8.9%
Other (Expense)/Income, Net	(0.3)%			(0.2)%	0.8%			0.0%

Income Before Income Taxes	9.5%			10.5%	10.6%			8.9%
Provision For Income Taxes	3.5%			3.9%	4.0%			3.3%

Net Income	6.0%			6.6%	6.6%			5.6%

*	Certain numbers may differ slightly due to rounding.

(a)	Court ordered amount due to Metrologic (past due royalties and interest).

(b)	Adoption of SFAS 123(R), Share-Based Payment.

(c)	Release of previously recorded legal reserve established in fiscal 2000 related to the Smart Media litigation.

(d)	Court ordered receipt from Metrologic (past due royalties and interest).

(e)	Additional proceeds received from favorable PwC settlement.

Symbol Technologies, Inc. & Subsidiaries
Condensed Consolidated Income Statements (unaudited)
Non-GAAP Financial Measures

	Three Months Ended *
	June 30, 2006				June 30, 2005
		Restructuring &				Restructuring &
($ Millions, except per share data)	As Reported	Other Items		Normalized	As Reported	Other Items		Normalized
Product Revenue	$380.5	$—		$380.5	$355.7	$—		$355.7
Services Revenue	72.6	—		72.6	72.1	—		72.1

Net Revenue	453.1	—		453.1	427.8	—		427.8

Cost of Revenue	250.5	(2.1)	a,b	248.4	245.0	—		245.0
Restructuring & Asset Impairments	0.1	(0.1)		—	15.1	(15.1)		—

Total Cost of Revenue	250.6	(2.2)		248.4	260.1	(15.1)		245.0

Gross Profit	202.5	2.2		204.7	167.6	15.1		182.8
Operating Expenses:
Engineering	37.6	(1.0)	b	36.7	39.6	—		39.6
S,G&A	121.9	(2.3)	b	119.6	135.5	—		135.5
Restructuring & Asset Impairments	0.5	(0.5)		—	27.7	(27.7)		—
Adjustments Related to Legal Settlements	(1.8)	1.8	c	—	(7.1)	7.1	d	—

Total Operating Expenses	158.2	(2.0)		156.3	195.7	(20.6)		175.1

Income/(Loss) From Operations	44.3	4.2		48.5	(28.0)	35.7		7.7
Other (Expense)/Income, Net	(1.3)	0.2	a	(1.0)	(1.0)	—		(1.0)

Income/(Loss) Before Income Taxes	43.0	4.4		47.4	(29.0)	35.7		6.7
Provision For Income Taxes	15.9	1.7		17.6	1.5	0.6		2.1

Net Income/(Loss)	$27.2	$2.7		$29.9	$(30.5)	$35.1		$4.6

Earnings/(Loss) Per Share	$0.11	$0.01		$0.12	$(0.12)	$0.14		$0.02
Average Diluted Shares Outstanding (in millions)	253.0	253.0		253.0	249.6	249.6		249.6

PERCENTAGE OF REVENUE
Net Revenue	100.0%			100.0%	100.0%			100.0%
Cost of Revenue	55.3%			54.8%	57.3%			57.3%
Restructuring & Asset Impairments	0.0%			0.0%	3.5%			0.0%

Total Cost of Revenue	55.3%			54.8%	60.8%			57.3%

Gross Profit	44.7%			45.2%	39.2%			42.7%
Operating Expenses:
Engineering	8.3%			8.1%	9.3%			9.3%
S,G&A	26.9%			26.4%	31.7%			31.7%
Restructuring & Asset Impairments	0.1%			0.0%	6.5%			0.0%
Adjustments Related to Legal Settlements	(0.4)%			0.0%	(1.7)%			0.0%

Total Operating Expenses	34.9%			34.5%	45.7%			40.9%

Income/(Loss) From Operations	9.8%			10.7%	(6.6)%			1.8%
Other (Expense)/Income, Net	(0.3)%			(0.2)%	(0.2)%			(0.2)%

Income/(Loss) Before Income Taxes	9.5%			10.5%	(6.8)%			1.6%
Provision For Income Taxes	3.5%			3.9%	0.3%			0.5%

Net Income/(Loss)	6.0%			6.6%	(7.1)%			1.1%

*	Certain numbers may differ slightly due to rounding.

(a)	Court ordered amount due to Metrologic (past due royalties and interest).

(b)	Adoption of SFAS 123(R), Share-Based Payment.

(c)	Release of previously recorded legal reserve established in fiscal 2000 related to the Smart Media litigation.

(d)	Class Action Share Valuation Adjustment.

Symbol Technologies, Inc. & Subsidiaries
Condensed Consolidated Balance Sheets (unaudited)

	Balance Sheet at *
($ Millions)	June 30, 2006	March 31, 2006	June 30, 2005
Assets
Cash and Cash Equivalents	$257.2	$156.6	$136.2
Accounts Receivable, Net	218.1	219.0	192.4
Inventories, Net	207.1	195.2	172.8
Deferred Income Taxes	187.0	186.9	136.8
Other Current Assets	27.7	31.2	108.8

Total Current Assets	897.1	788.9	747.0

Property, Plant & Equipment, Net	213.8	223.2	250.1
Intangible and Other Assets, Net	750.4	814.8	873.0

Total Assets	$1,861.3	$1,826.9	$1,870.1

Liabilities & Stockholders’ Equity
A/P and Accrued Expenses	$339.4	$347.4	$455.5
Current Portion of L.T.D.	44.4	44.4	159.8
Income Taxes Payable	12.3	11.4	8.6
Deferred Revenue	69.6	67.0	49.9

Total Current Liabilities	465.7	470.2	673.7

Long-Term Debt, less Current Maturities	22.2	33.3	66.7
Other Liabilities and Deferred Revenue	89.0	75.8	63.6

Total Stockholders’ Equity	1,284.4	1,247.6	1,066.1

Total Liabilities and Stockholders’ Equity	$1,861.3	$1,826.9	$1,870.1

Financial Ratios (unaudited):
Days Sales Outstanding	44	45	41
Inventory Turnover	4.8	4.8	6.0
Return on Assets	5.9%	6.5%	(6.4)%
Working Capital % of Revenue	23.8%	17.9%	4.3%
Current Ratio	1.9	1.7	1.1

*	Certain numbers may differ slightly due to rounding.

Symbol Technologies, Inc. & Subsidiaries
Condensed Consolidated Statements of Cash Flows (unaudited)

	Three Months Ended *
($ Millions)	June 30, 2006	March 31, 2006	June 30, 2005
Cash Flows from Operating Activities
Net income / (loss)	$27.2	$29.5	$(30.5)
Depreciation & amortization	17.6	17.6	18.4
Other, net	27.1	41.2	17.9

Changes in Operating Assets & Liabilities
Accounts receivable	2.7	(6.3)	(22.3)
Inventories	(17.4)	(17.9)	(3.8)
Accounts payable & accrued expenses	(6.0)	(24.2)	(10.7)
Other, net	15.6	7.6	3.5

Net Cash provided by / (used in) Operating Activities	66.8	47.5	(27.6)

Cash Flows from Investing Activities
Expenditures for P,P&E	(5.5)	(5.5)	(27.0)
Proceeds from sale of P,P&E	2.8	—	—
Release of restricted cash and related interest	52.3	(0.5)	(0.6)
Other, net	(5.5)	(3.1)	(1.9)

Net Cash provided by / (used in) Investing Activities	44.2	(9.1)	(29.5)

Cash Flows from Financing Activities
Net changes in debt	(11.1)	(24.6)	(17.9)
Other, net	0.6	3.7	(7.1)

Net Cash used in Financing Activities (inc. FX)	(10.5)	(20.9)	(25.0)

Net Change in Cash and Cash Equivalents	100.5	17.5	(82.1)

Beginning Cash and Cash Equivalents Balance	156.6	139.1	218.2

Ending Cash and Cash Equivalents Balance	$257.2	$156.6	$136.2

*	Certain numbers may differ slightly due to rounding.